UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2009
TRICO MARINE SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33402	72-1252405
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
10001 Woodloch Forest Drive, Suite 610
The Woodlands, Texas 77380
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (713) 780-9926
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-99.1
EX-99.2

Item 8.01. Other Events
     On May 13, 2009, Trico Marine Services, Inc. (the “Company”) mailed a letter to the Company’s stockholders in connection with the Company’s 2009 annual meeting of stockholders. The Company also prepared an investor presentation which it intends to present to members of the investing community from time to time after this filing.
     Copies of the letter and the presentation are attached hereto as Exhibit 99.1 and 99.2, respectively, and are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

99.1	Letter dated May 13, 2009 from Joseph S. Compofelice, Chairman of the Board of Directors of the Company, and Myles W. Scoggins, Lead Director, to the Company’s stockholders
99.2	Investor Presentation dated May 13, 2009

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 13, 2009

TRICO MARINE SERVICES, INC.
By:	/s/ Rishi A. Varma
	Name:	Rishi A. Varma
	Title:	Secretary, Chief Administrative Officer, Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Letter dated May 13, 2009 from Joseph S. Compofelice, Chairman of the Board of Directors of the Company, and Myles W. Scoggins, Lead Director, to the Company’s stockholders
99.2	Investor Presentation dated May 13, 2009